UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2016
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 20, 2016, the Board of Directors (the “Board”) of Tesoro Logistics GP, LLC (the “General Partner”) approved the amended and restated Tesoro Logistics LP 2011 Long-Term Incentive Plan (the “Restated LTIP”), subject to unitholder approval, to make available 1,000,000 additional common units of Tesoro Logistics LP (the “Company”), for unit-based awards and to make certain other administrative changes to the plan document. The Company’s unitholders approved the Restated LTIP at a Special Meeting of Unitholders held on October 4, 2016.
The Restated LTIP is identical to the Tesoro Logistics LP 2011 Long-Term Incentive Plan, other than the increase in the number of units authorized for issuance described above; a limit of the Board’s discretion to accelerate awards, other than due to a participant’s death, disability or in connection with a change in control; increased specificity of the treatment of awards upon a change in control; a requirement of a minimum vesting period of one-year for options and unit appreciation rights; an extension of the term of the Restated LTIP to October 4, 2026; and certain administrative changes.
The foregoing description of the terms of the Restated LTIP is qualified in its entirety by reference to the actual terms of the Restated LTIP, which is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
As noted above, the Company held a Special Meeting of Unitholders (the “Special Meeting”) on October 4, 2016. At the Special Meeting, unitholders of the Company approved an amendment and restatement of the Company’s 2011 Long-Term Incentive Plan. Set forth below are the number of votes cast for, against or withheld, as well as the number of abstentions with respect to the matter.
(1) Amendment and Restatement of the Company’s 2011 Long-Term Incentive Plan.

For	Against	Abstain
81,479,276	905,130	41,354
(2) The second item of business described in the Proxy Statement related to the Special Meeting was to approve the adjournment of this Special Meeting to a later date or dates, if necessary or appropriate to solicit additional proxies in the event there were not sufficient votes to approve the amended and restated 2011 Long-Term Incentive Plan. Because the first item passed with a sufficient vote, the second item of business was not necessary and those votes were not tabulated.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

10.1	Tesoro Logistics LP 2011 Long-Term Incentive Plan as amended and restated on October 4, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2016	TESORO LOGISTICS LP

	By:	Tesoro Logistics GP, LLC its General Partner
	By:	/s/ STEVEN M. STERIN
Steven M. Sterin Executive Vice President and Chief Financial Officer

Index to Exhibit

Exhibit Number	Description
10.1	Tesoro Logistics LP 2011 Long-Term Incentive Plan as amended and restated on October 4, 2016.

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